EXHIBIT 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, each of the undersigned parties hereby agrees to file jointly Amendment No. 3 (and any subsequent amendments) to the statement on Schedule 13D with respect to the shares of common stock, $0.01 par value, of Par Petroleum Corporation.

It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of information concerning such party contained therein, but such party is not responsible for the completeness and accuracy of information concerning another party unless such party knows or has reason to believe such information is inaccurate. It is understood and agreed that a copy of this agreement shall be attached as an exhibit to Amendment No. 3 to the statement on Schedule 13D, and to any subsequent amendments thereto, filed on behalf of the parties hereto.

Date: August 26, 2014

WHITEBOX ADVISORS, LLC

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

WHITEBOX ASYMMETRIC ADVISORS, LLC

WHITEBOX MULTI-STRATEGY ADVISORS, LLC

WHITEBOX CREDIT ARBITRAGE ADVISORS, LLC

WHITEBOX CONCETNRATED CONVERTIBLE ARBITRAGE ADVISORS, LLC

PANDORA SELECT ADVISORS, LLC

WHITEBOX SPECIAL OPPORTUNITIES ADVISORS, LLC

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	Whitebox Asymmetric Advisors, LLC
General Partner

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	Whitebox Multi-Strategy Advisors, LLC
General Partner

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.

By:	Whitebox Credit Arbitrage Advisors, LLC
General Partner

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS, L.P.

By:	Whitebox Concentrated Convertible Arbitrage Advisors, LLC General Partner

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

PANDORA SELECT PARTNERS, L.P.

By:	Pandora Select Advisors, LLC
General Partner

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling
Mark Strefling Chief Operating Officer

WHITEBOX SPECIAL OPPORTUNITIES FUND, L.P. – SERIES O

By:	Whitebox Special Opportunities Advisors, LLC
General Partner

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

WHITEBOX INSTITUTIONAL PARTNERS, L.P.

By:	Whitebox Advisors, LLC
General Partner

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer

WHITEBOX TACTICAL OPPORTUNITIES FUND,

A series of Whitebox Mutual Funds, a Delaware Statutory Trust

By:	Whitebox Advisors, LLC
Investment Advisor

By:	/s/ Mark Strefling
Mark Strefling
Chief Operating Officer